                                                                      Exhibit 24

                                 CTS CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

                  Each undersigned officer and/or director of CTS Corporation, an Indiana corporation (the "Registrant"), does hereby make, constitute and appoint each of Bridget K. Quinn and Richard G. Cutter with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the CTS Corporation Retirement Savings Plan (the "Plan") and, if required, the related participation interests under the Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 27th day of June, 2003.

           SIGNATURE                                     TITLE
           ---------                                     -----
/s/ DONALD K. SCHWANZ                President and Chief Executive Officer (Principal
-------------------------------      Executive Officer)
Donald K. Schwanz

/s/ WALTER S. CATLOW                 Director
-------------------------------
Walter S. Catlow

/s/ LAWRENCE J. CIANCIA              Director
-------------------------------
Lawrence J. Ciancia

/s/ THOMAS G. CODY                   Director
-------------------------------
Thomas G. Cody


                                     Director
-------------------------------
Gerald H. Frieling

                                     Director
-------------------------------
Roger R. Hemminghaus

/s/ ROBERT A. PROFUSEK               Director
-------------------------------
Robert A. Profusek


                                     Director
-------------------------------
Michael A. Henning

/s/ VINOD M. KHILNANI                Senior Vice President and Chief Financial Officer
-------------------------------      (Principal Financial Officer)
Vinod M. Khilnani